UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2006

Lumera Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50862	91-2011728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

19910 North Creek Parkway, Bothell, Washington	98011
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (425) 415-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01.     OTHER EVENTS.

On November 10, 2006, Lumera Corporation ("Lumera") issued a press release announcing the successful completion of its previously announced private placement of common stock, pursuant to which it issued 2,825,000 shares of its common stock, together with warrants to purchase 423,750 shares of common stock, for an aggregate purchase price of $16,950,000 (before expenses), which press release is filed as an exhibit hereto.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)	The following exhibit is being furnished herewith:

99.1	Press Release issued by Lumera dated November 10, 2006.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMERA CORPORATION

By:	/s/ Peter J. Biere
Name: Peter J. Biere Title: Chief Financial Officer and Treasurer

Date: November 13, 2006

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by Lumera dated November 10, 2006.